METROPOLITAN SERIES FUND, INC.
SUB-ITEM 77Q1 EXHIBITS

In response to Sub-Item 77Q1(e) the following Subadvisory and Advisory Agreements were amended, and such amendments are attached herewith as follows:

Advisory Agreements
___________________

   Portfolio
   _________
   Davis Venture Value Portfolio                        Exhibit 77Q1(e)(i)
   Harris Oakmark Focused Value Portfolio               Exhibit 77Q1(e)(ii)
   Harris Oakmark Large Cap Value Portfolio             Exhibit 77Q1(e)(iii)
   MetLife Aggressive Allocation Portfolio              Exhibit 77Q1(e)(iv)
   MetLife Conservative Allocation Portfolio            Exhibit 77Q1(e)(v)
   MetLife Conservative to Moderate Allocation
     Portfolio                                          Exhibit 77Q1(e)(vi)
   MetLife Moderate Allocation Portfolio                Exhibit 77Q1(e)(vii)
   MetLife Moderate to Aggressive Allocation Portfolio  Exhibit 77Q1(e)(viii)
   Neuberger Berman Mid Cap Value Portfolio             Exhibit 77Q1(e)(ix)

Subadvisory Agreements
______________________

   Portfolio
   _________
   BlackRock Aggressive Growth Portfolio                Exhibit 77Q1(e)(x)
   BlackRock Bond Income Portfolio                      Exhibit 77Q1(e)(xi)
   BlackRock Diversified Portfolio                      Exhibit 77Q1(e)(xii)
   BlackRock Large Cap Portfolio                        Exhibit 77Q1(e)(xiii)
   BlackRock Large Cap Value Portfolio                  Exhibit 77Q1(e)(xiv)
   BlackRock Legacy Large Cap Portfolio                 Exhibit 77Q1(e)(xv)
   BlackRock Money Market Portfolio                     Exhibit 77Q1(e)(xvi)
   BlackRock Strategic Value Portfolio                  Exhibit 77Q1(e)(xvii)
   Capital Guardian US Equity Portfolio                 Exhibit 77Q1(e)(xviii)
   Davis Venture Value Portfolio                        Exhibit 77Q1(e)(xix)
   FI International Stock Portfolio                     Exhibit 77Q1(e)(xx)
   FI Large Cap Portfolio                               Exhibit 77Q1(e)(xxi)
   FI Mid Cap Opportunities Portfolio                   Exhibit 77Q1(e)(xxii)
   FI Value Leaders Portfolio                           Exhibit 77Q1(e)(xxiii)
   Franklin Templeton Small Cap Growth Portfolio        Exhibit 77Q1(e)(xxiv)
   Harris Oakmark Focused Value Portfolio               Exhibit 77Q1(e)(xxv)
   Harris Oakmark Focused Value Portfolio               Exhibit 77Q1(e)(xxvi)
   Harris Oakmark Large Cap Value Portfolio             Exhibit 77Q1(e)(xxvii)
   Harris Oakmark Large Cap Value Portfolio             Exhibit 77Q1(e)(xxviii)
   Jennison Growth Portfolio                            Exhibit 77Q1(e)(xxix)
   Loomis Sayles Small Cap Portfolio                    Exhibit 77Q1(e)(xxx)
   MFS Total Return Portfolio                           Exhibit 77Q1(e)(xxxi)
   Neuberger Berman Mid Cap Value Portfolio             Exhibit 77Q1(e)(xxxii)
   Oppenheimer Global Equity Portfolio                  Exhibit 77Q1(e)(xxxiii)
   T. Rowe Price Small Cap Growth Portfolio             Exhibit 77Q1(e)(xxxiv)
   T. Rowe Price Large Cap Growth Portfolio             Exhibit 77Q1(e)(xxxv)

                                                             Exhibit 77Q1(e)(i)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 2
                                    TO THE
                              ADVISORY AGREEMENT
                        (DAVIS VENTURE VALUE PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Advisory Agreement dated May 1, 2003 (the "Agreement"), by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), with respect to its Davis Venture Value Portfolio (the "Portfolio"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE TO COMPENSATION OF THE MANAGER

       Pursuant to Paragraph 11 of the Agreement, the compensation of the Manager referenced in Paragraph 7, which contains the schedule of fees, is hereby amended as follows:

       7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.75% of the first $1 billion of the average daily net assets of the Portfolio, 0.70% of the next $2 billion of such assets, and 0.650% of such assets in excess of $3 billion. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manger hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

2. ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

       IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,          METLIFE ADVISERS, LLC
on behalf of its Davis Venture Value
Portfolio

By: /s/ John F. Guthrie, Jr.             By: /s/ John F. Guthrie, Jr.
    ---------------------------------        ---------------------------------
    John F. Guthrie, Jr.                     John F. Guthrie, Jr.
    Senior Vice President                    Senior Vice President

                                                            Exhibit 77Q1(e)(ii)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                              ADVISORY AGREEMENT
                   (HARRIS OAKMARK FOCUSED VALUE PORTFOLIO)

   AMENDMENT made this 1st day of January, 2007 to the Advisory Agreement dated August 5, 2003 (the "Agreement"), by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), with respect to its Harris Oakmark Focused Value Portfolio (the "Portfolio"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE TO COMPENSATION OF THE MANAGER

       Pursuant to Paragraph 11 of the Agreement, the fee schedule in the Appendix of the Agreement, referenced in Paragraph 7, is hereby amended as follows:

                                   APPENDIX
                                   ________

                     Metropolitan Series Fund Fee Schedule

                    Harris Oakmark Focused Value Portfolio
                    ______________________________________

                         1st $1 billion         0.750%
                         Next $1.5 billion      0.700%
                         Next $2.5 billion      0.675%
                         Excess over $5 billion 0.650%

        of the average daily value of the net assets of the Portfolio.

2. ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

       IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,           METLIFE ADVISERS, LLC
on behalf of its Harris Oakmark
Focused Value Portfolio

By: /s/ John F. Guthrie, Jr.              By: /s/ John F. Guthrie, Jr.
    -------------------------------           -------------------------------
    John F. Guthrie, Jr.                      John F. Guthrie, Jr.
    Senior Vice President                     Senior Vice President

                                                           Exhibit 77Q1(e)(iii)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                              ADVISORY AGREEMENT
                  (HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO)

   AMENDMENT made this 1st day of January, 2007 to the Advisory Agreement dated May 1, 2001 (the "Agreement"), by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE TO COMPENSATION OF THE MANAGER

       Pursuant to Article 8 of the Agreement, the fee schedule in the Appendix of the Agreement, referenced in Article 3, is hereby amended as follows:

                                   APPENDIX
                                   ________

                            HARRIS ASSOCIATES L.P.

                     Metropolitan Series Fund Fee Schedule

                   Harris Oakmark Large Cap Value Portfolio
                   ________________________________________

                         1st $250 million       0.750%
                         Next $2.25 billion     0.700%
                         Next $2.5 billion      0.675%
                         Excess over $5 billion 0.650%

         of the average daily value of the net assets of the Portfolio

2. ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

       IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,           METLIFE ADVISERS, LLC
on behalf of its Harris Oakmark
Large Cap Value Portfolio

By: /s/ John F. Guthrie, Jr.              By: /s/ John F. Guthrie, Jr.
    -------------------------------           -------------------------------
    John F. Guthrie, Jr.                      John F. Guthrie, Jr.
    Senior Vice President                     Senior Vice President

                                                            Exhibit 77Q1(e)(iv)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                              ADVISORY AGREEMENT
                   (METLIFE AGGRESSIVE ALLOCATION PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Advisory Agreement dated May 1, 2005 (the "Agreement"), by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), with respect to its MetLife Aggressive Allocation Portfolio (the "Portfolio"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE TO COMPENSATION OF THE MANAGER

       Pursuant to Paragraph 11 of the Agreement, the compensation of the Manager referenced in Paragraph 7, which contains the schedule of fees, is hereby amended as follows:

       7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.100% of the first $500 million of the Portfolio's average daily net assets, 0.075% on the next $500 million of such assets and 0.050% of such assets in excess of $1 billion. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manger hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

2. ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

       IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,           METLIFE ADVISERS, LLC
on behalf of its MetLife Aggressive
Allocation Portfolio

By: /s/ John F. Guthrie, Jr.              By: /s/ John F. Guthrie, Jr.
    -------------------------------           -------------------------------
    John F. Guthrie, Jr.                      John F. Guthrie, Jr.
    Senior Vice President                     Senior Vice President

                                                             Exhibit 77Q1(e)(v)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                              ADVISORY AGREEMENT
                  (METLIFE CONSERVATIVE ALLOCATION PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Advisory Agreement dated May 1, 2005 (the "Agreement"), by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), with respect to its MetLife Conservative Allocation Portfolio (the "Portfolio"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE TO COMPENSATION OF THE MANAGER

       Pursuant to Paragraph 11 of the Agreement, the compensation of the Manager referenced in Paragraph 7, which contains the schedule of fees, is hereby amended as follows:

       7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.100% of the first $500 million of the Portfolio's average daily net assets, 0.075% on the next $500 million of such assets and 0.050% of such assets in excess of $1 billion. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manger hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

2. ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

       IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,            METLIFE ADVISERS, LLC
on behalf of its MetLife
Conservative Allocation Portfolio

By: /s/ John F. Guthrie, Jr.               By: /s/ John F. Guthrie, Jr.
    --------------------------------           -------------------------------
    John F. Guthrie, Jr.                       John F. Guthrie, Jr.
    Senior Vice President                      Senior Vice President

                                                            Exhibit 77Q1(e)(vi)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                              ADVISORY AGREEMENT
            (METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Advisory Agreement dated May 1, 2005 (the "Agreement"), by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), with respect to its MetLife Conservative to Moderate Allocation Portfolio (the "Portfolio"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE TO COMPENSATION OF THE MANAGER

       Pursuant to Paragraph 11 of the Agreement, the compensation of the Manager referenced in Paragraph 7, which contains the schedule of fees, is hereby amended as follows:

       7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.100% of the first $500 million of the Portfolio's average daily net assets, 0.075% on the next $500 million of such assets and 0.050% of such assets in excess of $1 billion. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manger hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

2. ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

       IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,          METLIFE ADVISERS, LLC
on behalf of its MetLife
Conservative to Moderate
Allocation Portfolio

By: /s/ John F. Guthrie, Jr.             By: /s/ John F. Guthrie, Jr.
    ------------------------------           ------------------------------
    John F. Guthrie, Jr.                     John F. Guthrie, Jr.
    Senior Vice President                    Senior Vice President

                                                           Exhibit 77Q1(e)(vii)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                              ADVISORY AGREEMENT
                    (METLIFE MODERATE ALLOCATION PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Advisory Agreement dated May 1, 2005 (the "Agreement"), by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), with respect to its MetLife Moderate Allocation Portfolio (the "Portfolio"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE TO COMPENSATION OF THE MANAGER

       Pursuant to Paragraph 11 of the Agreement, the compensation of the Manager referenced in Paragraph 7, which contains the schedule of fees, is hereby amended as follows:

       7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.100% of the first $500 million of the Portfolio's average daily net assets, 0.075% on the next $500 million of such assets and 0.050% of such assets in excess of $1 billion. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manger hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

2. ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

       IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,           METLIFE ADVISERS, LLC
on behalf of its MetLife Moderate
Allocation Portfolio

By: /s/ John F. Guthrie, Jr.              By: /s/ John F. Guthrie, Jr.
    -------------------------------           -------------------------------
    John F. Guthrie, Jr.                      John F. Guthrie, Jr.
    Senior Vice President                     Senior Vice President

                                                          Exhibit 77Q1(e)(viii)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                              ADVISORY AGREEMENT
             (METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Advisory Agreement dated May 1, 2005 (the "Agreement"), by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), with respect to its MetLife Moderate to Aggressive Allocation Portfolio (the "Portfolio"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE TO COMPENSATION OF THE MANAGER

       Pursuant to Paragraph 11 of the Agreement, the compensation of the Manager referenced in Paragraph 7, which contains the schedule of fees, is hereby amended as follows:

       7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.100% of the first $500 million of the Portfolio's average daily net assets, 0.075% on the next $500 million of such assets and 0.050% of such assets in excess of $1 billion. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manger hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

2. ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

       IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,           METLIFE ADVISERS, LLC
on behalf of its MetLife Moderate to
Aggressive Allocation Portfolio

By: /s/ John F. Guthrie, Jr.              By: /s/ John F. Guthrie, Jr.
    -------------------------------           -------------------------------
    John F. Guthrie, Jr.                      John F. Guthrie, Jr.
    Senior Vice President                     Senior Vice President

                                                            Exhibit 77Q1(e)(ix)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                              ADVISORY AGREEMENT
                  (NEUBERGER BERMAN MID CAP VALUE PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Advisory Agreement dated May 1, 2001 (the "Agreement"), by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), with respect to its Neuberger Berman Mid Cap Value Portfolio (the "Portfolio"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE TO COMPENSATION OF THE MANAGER

       Pursuant to Article 8 of the Agreement, the fee schedule in the Appendix of the Agreement, referenced in Article 3, is hereby amended as follows:

                                   APPENDIX
                                   ________

                       NEUBERGER BERMAN MANAGEMENT INC.

                     Metropolitan Series Fund Fee Schedule

                   Neuberger Berman Mid Cap Value Portfolio
                   _________________________________________

                             1st $1 billion   .65%
                             above $1 billion .60%

        of the average daily value of the net assets of the Portfolio.

2. ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

       IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,          METLIFE ADVISERS, LLC
on behalf of its Neuberger Berman
Mid Cap Value Portfolio

By: /s/ John F. Guthrie, Jr.             By: /s/ John F. Guthrie, Jr.
    ------------------------------           -------------------------------
    John F. Guthrie, Jr.                     John F. Guthrie, Jr.
    Senior Vice President                    Senior Vice President

                                                             Exhibit 77Q1(e)(x)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                             SUBADVISORY AGREEMENT
                    (BLACKROCK AGGRESSIVE GROWTH PORTFOLIO)

       AMENDMENT made this 9th day of November, 2006 to the Sub-Advisory Agreement dated October 2, 2006 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and BlackRock Advisors, LLC, a Delaware limited liability company
(the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. ADDITION OF SUBADVISORY SERVICES

       Pursuant to Paragraph 10 of the Agreement, the services of the Subadviser referenced in Paragraph 1 is hereby amended by adding the following:

       f. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2. SUB-ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

   IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                              METLIFE ADVISERS, LLC

                                              By: /s/ John F. Guthrie, Jr.
                                                  -----------------------------
                                                  John F. Guthrie, Jr.
                                                  Senior Vice President

                                              BLACKROCK ADVISORS, LLC

                                              By: /s/ Anne Ackerley
                                                  -----------------------------
                                                  Anne Ackerley
                                                  Managing Director

                                                            Exhibit 77Q1(e)(xi)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 2
                                    TO THE
                             SUBADVISORY AGREEMENT
                       (BLACKROCK BOND INCOME PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Subadvisory Agreement dated October 2, 2006 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and BlackRock Advisors, LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. ADDITION OF SUBADVISORY SERVICES

       Pursuant to Paragraph 10 of the Agreement, the services of the Subadviser referenced in Paragraph 1 is hereby amended by adding the following:

       f. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2. SUB-ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

   IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                              METLIFE ADVISERS, LLC

                                              By: /s/ John F. Guthrie, Jr.
                                                  -----------------------------
                                                  John F. Guthrie, Jr.
                                                  Senior Vice President

                                              BLACKROCK ADVISORS, LLC

                                              By: /s/ Anne Ackerley
                                                  -----------------------------
                                                  Anne Ackerley
                                                  Managing Director

                                                           Exhibit 77Q1(e)(xii)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                             SUBADVISORY AGREEMENT
                       (BLACKROCK DIVERSIFIED PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Subadvisory Agreement dated October 2, 2006 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and BlackRock Advisors, LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. ADDITION OF SUBADVISORY SERVICES

       Pursuant to Paragraph 10 of the Agreement, the services of the Subadviser referenced in Paragraph 1 is hereby amended by adding the following:

       f. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2. SUB-ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

   IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                              METLIFE ADVISERS, LLC

                                              By: /s/ John F. Guthrie, Jr.
                                                  -----------------------------
                                                  John F. Guthrie, Jr.
                                                  Senior Vice President

                                              BLACKROCK ADVISORS, LLC

                                              By: /s/ Anne Ackerley
                                                  -----------------------------
                                                  Anne Ackerley
                                                  Managing Director

                                                          Exhibit 77Q1(e)(xiii)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                             SUBADVISORY AGREEMENT
                        (BLACKROCK LARGE CAP PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Subadvisory Agreement dated October 2, 2006 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and BlackRock Advisors, LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. ADDITION OF SUBADVISORY SERVICES

       Pursuant to Paragraph 10 of the Agreement, the services of the Subadviser referenced in Paragraph 1 is hereby amended by adding the following:

       f. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2. SUB-ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

   IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                              METLIFE ADVISERS, LLC

                                              By: /s/ John F. Guthrie, Jr.
                                                  -----------------------------
                                                  John F. Guthrie, Jr.
                                                  Senior Vice President

                                              BLACKROCK ADVISORS, LLC

                                              By: /s/ Anne Ackerley
                                                  -----------------------------
                                                  Anne Ackerley
                                                  Managing Director

                                                           Exhibit 77Q1(e)(xiv)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                             SUBADVISORY AGREEMENT
                     (BLACKROCK LARGE CAP VALUE PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Subadvisory Agreement dated October 2, 2006 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and BlackRock Advisors, LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. ADDITION OF SUBADVISORY SERVICES

       Pursuant to Paragraph 10 of the Agreement, the services of the Subadviser referenced in Paragraph 1 is hereby amended by adding the following:

       f. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2. SUB-ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

   IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                              METLIFE ADVISERS, LLC

                                              By: /s/ John F. Guthrie, Jr.
                                                  -----------------------------
                                                  John F. Guthrie, Jr.
                                                  Senior Vice President

                                              BLACKROCK ADVISORS, LLC

                                              By: /s/ Anne Ackerley
                                                  -----------------------------
                                                  Anne Ackerley
                                                  Managing Director

                                                            Exhibit 77Q1(e)(xv)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                             SUBADVISORY AGREEMENT
                    (BLACKROCK LEGACY LARGE CAP PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Subadvisory Agreement dated October 2, 2006 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and BlackRock Advisors, LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. ADDITION OF SUBADVISORY SERVICES

       Pursuant to Paragraph 10 of the Agreement, the services of the Subadviser referenced in Paragraph 1 is hereby amended by adding the following:

       f. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2. SUB-ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

   IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                              METLIFE ADVISERS, LLC

                                              By: /s/ John F. Guthrie, Jr.
                                                  -----------------------------
                                                  John F. Guthrie, Jr.
                                                  Senior Vice President

                                              BLACKROCK ADVISORS, LLC

                                              By: /s/ Anne Ackerley
                                                  -----------------------------
                                                  Anne Ackerley
                                                  Managing Director

                                                           Exhibit 77Q1(e)(xvi)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 2
                                    TO THE
                             SUBADVISORY AGREEMENT
                      (BLACKROCK MONEY MARKET PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Subadvisory Agreement dated October 2, 2006 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and BlackRock Advisors, LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. ADDITION OF SUBADVISORY SERVICES

       Pursuant to Paragraph 10 of the Agreement, the services of the Subadviser referenced in Paragraph 1 is hereby amended by adding the following:

       f. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2. SUB-ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

   IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                              METLIFE ADVISERS, LLC

                                              By: /s/ John F. Guthrie, Jr.
                                                  -----------------------------
                                                  John F. Guthrie, Jr.
                                                  Senior Vice President

                                              BLACKROCK ADVISORS, LLC

                                              By: /s/ Anne Ackerley
                                                  -----------------------------
                                                  Anne Ackerley
                                                  Managing Director

                                                          Exhibit 77Q1(e)(xvii)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                             SUBADVISORY AGREEMENT
                     (BLACKROCK STRATEGIC VALUE PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Subadvisory Agreement dated October 2, 2006 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and BlackRock Advisors, LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. ADDITION OF SUBADVISORY SERVICES

       Pursuant to Paragraph 10 of the Agreement, the services of the Subadviser referenced in Paragraph 1 is hereby amended by adding the following:

       f. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2. SUB-ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

   IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                              METLIFE ADVISERS, LLC

                                              By: /s/ John F. Guthrie, Jr.
                                                  -----------------------------
                                                  John F. Guthrie, Jr.
                                                  Senior Vice President

                                              BLACKROCK ADVISORS, LLC

                                              By: /s/ Anne Ackerley
                                                  -----------------------------
                                                  Anne Ackerley
                                                  Managing Director

                                                         Exhibit 77Q1(e)(xviii)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                             SUBADVISORY AGREEMENT
                   (CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO)

   AMENDMENT made this 28th day of November, 2006 to the Subadvisory Agreement dated May 1, 2003 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and Capital Guardian Trust Company, (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. ADDITION OF SUBADVISORY SERVICES

       Pursuant to Paragraph 13 of the Agreement, the services of the Subadviser referenced in Paragraph 1 is hereby amended by adding the following:

       e. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2. SUB-ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

   IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                              METLIFE ADVISERS, LLC

                                              By: /s/ John F. Guthrie, Jr.
                                                  -----------------------------
                                                  John F. Guthrie, Jr.
                                                  Senior Vice President

                                              CAPITAL GUARDIAN TRUST COMPANY

                                              By: /s/ Michael A. Burik
                                                  -----------------------------
                                                  Michael A. Burik
                                                  Senior Vice President and
                                                  Senior Counsel

                                                           Exhibit 77Q1(e)(xix)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 2
                                    TO THE
                             SUBADVISORY AGREEMENT
                        (DAVIS VENTURE VALUE PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Subadvisory Agreement dated May 1, 2003 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), Davis Selected Advisers, L.P., a Delaware limited partnership (the "Subadviser"), and Davis Selected Advisers - NY, Inc., a Delaware corporation ("DSA-NY"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. ADDITION OF SUBADVISORY SERVICES

       Pursuant to Paragraph 11 of the Agreement, the services of the Subadviser referenced in Paragraph 1 is hereby amended by adding the following:

       d. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2. SUB-ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

   IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                              METLIFE ADVISERS, LLC

                                              By: /s/ John F. Guthrie, Jr.
                                                  -----------------------------
                                                  John F. Guthrie, Jr.
                                                  Senior Vice President

                                              DAVIS SELECTED ADVISERS, L.P.

                                              By: Davis Investments, LLC, Inc.,
                                                  as General Partner

                                              By: /s/ Kenneth C. Eich
                                                  -----------------------------
                                                  Kenneth C. Eich
                                                  Chief Operating Officer

                                              DAVIS SELECTED ADVISERS - NY, INC.

                                              By: /s/ Thomas Tays
                                                  -----------------------------
                                                  Thomas Tays
                                                  Vice President

                                                            Exhibit 77Q1(e)(xx)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                             SUBADVISORY AGREEMENT
                      (FI INTERNATIONAL STOCK PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Subadvisory Agreement dated February 5, 2004 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and Fidelity Management & Research Company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. ADDITION OF SUBADVISORY SERVICES

       Pursuant to Paragraph 10 of the Agreement, the services of the Subadviser referenced in Paragraph 1 is hereby amended by adding the following:

       g. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2. SUB-ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

   IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                    METLIFE ADVISERS, LLC

                                    By: /s/ John F. Guthrie, Jr.
                                        -----------------------------------
                                        John F. Guthrie, Jr.
                                        Senior Vice President

                                    FIDELITY MANAGEMENT & RESEARCH COMPANY

                                    By: /s/ Philip Bullen
                                        -----------------------------------
                                        Philip Bullen
                                        Senior Vice President

                                                           Exhibit 77Q1(e)(xxi)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                             SUBADVISORY AGREEMENT
                           (FI LARGE CAP PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Subadvisory Agreement dated May 1, 2006 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and Fidelity Management & Research Company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. ADDITION OF SUBADVISORY SERVICES

       Pursuant to Paragraph 10 of the Agreement, the services of the Subadviser referenced in Paragraph 1 is hereby amended by adding the following:

       g. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2. SUB-ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

   IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                              METLIFE ADVISERS, LLC

                                              By: /s/ John F. Guthrie, Jr.
                                                  -----------------------------
                                                  John F. Guthrie, Jr.
                                                  Senior Vice President

                                    FIDELITY MANAGEMENT & RESEARCH COMPANY

                                    By: /s/ Philip Bullen
                                        -----------------------------------
                                        Philip Bullen
                                        Senior Vice President

                                                          Exhibit 77Q1(e)(xxii)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                             SUBADVISORY AGREEMENT
                     (FI MID CAP OPPORTUNITIES PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Subadvisory Agreement dated May 1, 2004 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and Fidelity Management & Research Company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. ADDITION OF SUBADVISORY SERVICES

       Pursuant to Paragraph 10 of the Agreement, the services of the Subadviser referenced in Paragraph 1 is hereby amended by adding the following:

       g. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2. SUB-ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                    METLIFE ADVISERS, LLC

                                    By: /s/ John F. Guthrie, Jr.
                                        -----------------------------------
                                        John F. Guthrie, Jr.
                                        Senior Vice President

                                    FIDELITY MANAGEMENT & RESEARCH COMPANY

                                    By: /s/ Philip Bullen
                                        -----------------------------------
                                        Philip Bullen
                                        Senior Vice President

                                                         Exhibit 77Q1(e)(xxiii)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                             SUBADVISORY AGREEMENT
                         (FI VALUE LEADERS PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Subadvisory Agreement dated May 1, 2003 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and Fidelity Management & Research Company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. ADDITION OF SUBADVISORY SERVICES

       Pursuant to Paragraph 10 of the Agreement, the services of the Subadviser referenced in Paragraph 1 is hereby amended by adding the following:

       g. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and
(b) of Rule 12d3-1 under the 1940 Act.

2. SUB-ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

   IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                    METLIFE ADVISERS, LLC

                                    By: /s/ John F. Guthrie, Jr.
                                        -----------------------------------
                                        John F. Guthrie, Jr.
                                        Senior Vice President

                                    FIDELITY MANAGEMENT & RESEARCH COMPANY

                                    By: /s/ Philip Bullen
                                        -----------------------------------
                                        Philip Bullen
                                        Senior Vice President

                                                          Exhibit 77Q1(e)(xxiv)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                             SUBADVISORY AGREEMENT
                (FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Subadvisory Agreement dated May 1, 2001 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and Franklin Advisers, Inc., a California corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. ADDITION OF SUBADVISORY SERVICES

       Pursuant to Article 5 of the Agreement, the services of the Subadviser referenced in Article 1 are hereby amended by adding the following:

          In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult concerning transactions for the Portfolio in securities or other assets with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets except that: (i) such consultations are permitted between the current and successor sub-advisers of the Portfolio in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act; (ii) the Subadviser may consult with any of its affiliated persons concerning transactions in securities or other assets; and (iii) the Subadviser may consult with any of the other covered subadvisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 of the 1940 Act.

2. SUB-ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

   IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                              METLIFE ADVISERS, LLC

                                              By: /s/ John F. Guthrie, Jr.
                                                  -----------------------------
                                                  John F. Guthrie, Jr.
                                                  Senior Vice President

                                              FRANKLIN ADVISERS, INC.

                                              By: /s/ Edward B. Jamieson
                                                  -----------------------------
                                                  Edward B. Jamieson
                                                  Executive Vice President

                                                           Exhibit 77Q1(e)(xxv)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                             SUBADVISORY AGREEMENT
                   (HARRIS OAKMARK FOCUSED VALUE PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Subadvisory Agreement dated May 1, 2003 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and Harris Associates L.P., a Delaware limited partnership (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. ADDITION OF SUBADVISORY SERVICES

       Pursuant to Paragraph 11 of the Agreement, the services of the Subadviser referenced in Paragraph 1 is hereby amended by adding the following:

       e. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2. SUB-ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                              METLIFE ADVISERS, LLC

                                              By: /s/ John F. Guthrie, Jr.
                                                  -----------------------------
                                                  John F. Guthrie, Jr.
                                                  Senior Vice President

                                              HARRIS ASSOCIATES L.P.

                                              By: Harris Associates, Inc., as
                                                  General Partner

                                              By: /s/ John R. Raitt
                                                  -----------------------------
                                                  John R. Raitt
                                                  President and CEO

                                                          Exhibit 77Q1(e)(xxvi)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 2
                                    TO THE
                             SUBADVISORY AGREEMENT
                   (HARRIS OAKMARK FOCUSED VALUE PORTFOLIO)

   AMENDMENT made this 1st day of January, 2007 to the Subadvisory Agreement dated May 1, 2003 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and Harris Associates L.P., a Delaware limited partnership (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE TO COMPENSATION OF SUB-ADVISER

       Pursuant to Paragraph 11 of the Agreement, the compensation of the Subadviser referenced in Paragraph 7 is hereby amended as follows:

       7. As full compensation for all services rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the annual rate of 0.45% of the first $100 million of the combined average daily net assets of the Portfolio and the Harris Oakmark Large Cap Portfolio of Metropolitan Series Fund, Inc., (the "Combined Assets") during the Portfolio's then-current fiscal year, 0.40% of the next $400 million of such Combined Assets, 0.35% of the next $2 billion of such Combined Assets, 0.325% of the next $2.5 billion of such Combined Assets and 0.30% of such Combined Assets in excess of $5 billion. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Portfolio pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month or other agreed-upon interval, the foregoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Fund; however, any such waiver will have no effect on the Manager's obligation to pay the Subadviser the compensation provided for herein.

2. SUB-ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

   IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                              METLIFE ADVISERS, LLC

                                              By: /s/ John F. Guthrie, Jr.
                                                  -----------------------------
                                                  John F. Guthrie, Jr.
                                                  Senior Vice President

                                              HARRIS ASSOCIATES L.P.

                                              By: Harris Associates, Inc., as
                                                  General Partner

                                              By: /s/ John R. Raitt
                                                  -----------------------------
                                                  John R. Raitt
                                                  President and CEO

                                                         Exhibit 77Q1(e)(xxvii)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                             SUBADVISORY AGREEMENT
                  (HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Subadvisory Agreement dated May 1, 2001 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and Harris Associates L.P., a Delaware limited partnership (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. ADDITION OF SUBADVISORY SERVICES

       Pursuant to Article 5 of the Agreement, the services of the Subadviser referenced in Article 1 is hereby amended by adding the following:

       In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2. SUB-ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

   IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                              METLIFE ADVISERS, LLC

                                              By: /s/ John F. Guthrie, Jr.
                                                  -----------------------------
                                                  John F. Guthrie, Jr.
                                                  Senior Vice President

                                              HARRIS ASSOCIATES L.P.

                                              By: Harris Associates, Inc., as
                                                  General Partner

                                              By: /s/ John R. Raitt
                                                  -----------------------------
                                                  John R. Raitt
                                                  President and CEO

                                                        Exhibit 77Q1(e)(xxviii)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 2
                                    TO THE
                             SUBADVISORY AGREEMENT
                  (HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO)

   AMENDMENT made this 1st day of January, 2007 to the Subadvisory Agreement dated May 1, 2001 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and Harris Associates L.P., a Delaware limited partnership (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE TO COMPENSATION OF SUB-ADVISER

       Pursuant to Article 5 of the Agreement, the fee schedule in the Appendix of the Agreement, referenced in Article 2, is hereby amended as follows:

                                   APPENDIX
                                   ________

                            HARRIS ASSOCIATES L.P.

                     Metropolitan Series Fund Fee Schedule

                   Harris Oakmark Large Cap Value Portfolio
                   ________________________________________

                      0.450% on the first $100 million
                      0.400% on the next $400 million
                      0.350% on the next $2 billion
                      0.325% on the next $2.5 billion
                      0.300% over $5 billion

          of the combined average daily value of the net assets of the Portfolio and the Harris Oakmark Focused Value Portfolio of Metropolitan Series Fund, Inc.

2. SUB-ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

   IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                              METLIFE ADVISERS, LLC

                                              By: /s/ John F. Guthrie, Jr.
                                                  -----------------------------
                                                  John F. Guthrie, Jr.
                                                  Senior Vice President

                                              HARRIS ASSOCIATES L.P.

                                              By: Harris Associates, Inc., as
                                                  General Partner

                                              By: /s/ John R. Raitt
                                                  -----------------------------
                                                  John R. Raitt
                                                  President and CEO

                                                          Exhibit 77Q1(e)(xxix)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                             SUBADVISORY AGREEMENT
                          (JENNISON GROWTH PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Subadvisory Agreement dated May 1, 2003 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and Jennison Associates LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. ADDITION OF SUBADVISORY SERVICES

       Pursuant to Paragraph 10 of the Agreement, the services of the Subadviser referenced in Paragraph 1 is hereby amended by adding the following:

       e. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2. SUB-ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

   IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                              METLIFE ADVISERS, LLC

                                              By: /s/ John F. Guthrie, Jr.
                                                  -----------------------------
                                                  John F. Guthrie, Jr.
                                                  Senior Vice President

                                              JENNISON ASSOCIATES LLC

                                              By: /s/
                                                  -----------------------------

                                                           Exhibit 77Q1(e)(xxx)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                             SUBADVISORY AGREEMENT
                      (LOOMIS SAYLES SMALL CAP PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Subadvisory Agreement dated May 1, 2003 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and Loomis Sayles & Company, L.P., a limited partnership (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. ADDITION OF SUBADVISORY SERVICES

       Pursuant to Paragraph 10 of the Agreement, the services of the Subadviser referenced in Paragraph 1 is hereby amended by adding the following:

       d. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2. SUB-ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

   IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                              METLIFE ADVISERS, LLC

                                              By: /s/ John F. Guthrie, Jr.
                                                  -----------------------------
                                                  John F. Guthrie, Jr.
                                                  Senior Vice President

                                              LOOMIS, SAYLES & COMPANY, L.P.

                                              By: Loomis, Sayles & Company,
                                                  Inc., as General
                                                  Partner

                                              By: /s/ Lauren B. Pitalis
                                                  -----------------------------
                                                  Lauren B. Pitalis
                                                  Vice President

                                                          Exhibit 77Q1(e)(xxxi)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 2
                                    TO THE
                             SUBADVISORY AGREEMENT
                         (MFS TOTAL RETURN PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Subadvisory Agreement dated May 1, 2003 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and Massachusetts Financial Services Company, a Delaware corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. ADDITION OF SUBADVISORY SERVICES

       Pursuant to Paragraph 11 of the Agreement, the services of the Subadviser referenced in Paragraph 1 is hereby amended by adding the following:

       h. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2. SUB-ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

       IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                    METLIFE ADVISERS, LLC

                                    By: /s/ John F. Guthrie, Jr.
                                        -----------------------------------
                                        John F. Guthrie, Jr.
                                        Senior Vice President

                                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                                    By: /s/ Robert J. Manning
                                        -----------------------------------
                                        Robert J. Manning
                                        President and CEO

                                                         Exhibit 77Q1(e)(xxxii)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                             SUBADVISORY AGREEMENT
                  (NEUBERGER BERMAN MID CAP VALUE PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Subadvisory Agreement dated October 31, 2003 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and Neuberger Berman Management Inc., a New York corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. ADDITION OF SUBADVISORY SERVICES

       Pursuant to Article 5 of the Agreement, the services of the Subadviser referenced in Article 1 is hereby amended by adding the following:

          In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2. CHANGE TO COMPENSATION OF SUB-ADVISER

       Pursuant to Article 5 of the Agreement, the fee schedule in the Appendix of the Agreement, referenced in Article 2, is hereby amended as follows:

                                   APPENDIX
                                   ________

                       NEUBERGER BERMAN MANAGEMENT INC.

                     Metropolitan Series Fund Fee Schedule

                   Neuberger Berman Mid Cap Value Portfolio
                   ________________________________________

                              1st $1 billion  .40%
                              over $1 billion .35%

        of the average daily value of the net assets of the Portfolio.

3. SUB-ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

4. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

   IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                              METLIFE ADVISERS, LLC

                                              By: /s/ John F. Guthrie, Jr.
                                                  -----------------------------
                                                  John F. Guthrie, Jr.
                                                  Senior Vice President

                                              NEUBERGER BERMAN MANAGEMENT INC.

                                              By: /s/ Peter E. Sundman
                                                  -----------------------------
                                                  Peter E. Sundman
                                                  President

                                                        Exhibit 77Q1(e)(xxxiii)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                      SUB-INVESTMENT MANAGEMENT AGREEMENT
                     (OPPENHEIMER GLOBAL EQUITY PORTFOLIO)

   This AMENDMENT NO. 1 is made as of this 9th day of November, 2006 to the Sub-Investment Management Agreement dated May 1, 2005 (the "Agreement"), by and among Metropolitan Series Fund, Inc., a Maryland Corporation, (the "Fund"), MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager"), and OppenheimerFunds, Inc., a Colorado corporation
(the "Sub-Investment Manager"). All terms used herein and not defined shall have the meanings ascribed to them in the Agreement. In consideration of the mutual covenants contained herein, the parties agree as follows:

1. ADDITION OF SUBADVISORY SERVICES

       Pursuant to Paragraph 10 of the Agreement, the services of the Sub-Investment Manager referenced in Paragraph 1 is hereby amended by adding the following:

       k. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Sub-Investment Manager shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Investment Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2. SUB-ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment No. 1 shall become effective as of the date of this Amendment.

   IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                              METLIFE ADVISERS, LLC

                                              By: /s/ John F. Guthrie, Jr.
                                                  -----------------------------
                                                  John F. Guthrie, Jr.
                                                  Senior Vice President

                                              OPPENHEIMERFUNDS, INC.

                                              By: /s/ Christina M. Nasta
                                                  -----------------------------
                                                  Christina M. Nasta
                                                  Vice President

                                                         Exhibit 77Q1(e)(xxxiv)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 3
                                    TO THE
                             SUBADVISORY AGREEMENT
                  (T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Subadvisory Agreement dated May 1, 2001 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and T. Rowe Price Associates, Inc., a Maryland corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. ADDITION OF SUBADVISORY SERVICES

       Pursuant to Article 5 of the Agreement, the services of the Subadviser referenced in Article 1 is hereby amended by adding the following:

          In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2. SUB-ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

   IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                              METLIFE ADVISERS, LLC

                                              By: /s/ John F. Guthrie, Jr.
                                                  -----------------------------
                                                  John F. Guthrie, Jr.
                                                  Senior Vice President

                                              T. ROWE PRICE ASSOCIATES, INC.

                                              By: /s/ Darrell N. Braman
                                                  -----------------------------
                                                  Darrell N. Braman
                                                  Vice President

                                                          Exhibit 77Q1(e)(xxxv)

                        METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                    TO THE
                             SUBADVISORY AGREEMENT
                  (T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO)

   AMENDMENT made this 9th day of November, 2006 to the Subadvisory Agreement dated May 1, 2001 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and T. Rowe Price Associates, Inc., a Maryland corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. ADDITION OF SUBADVISORY SERVICES

       Pursuant to Article 5 of the Agreement, the services of the Subadviser referenced in Article 1 is hereby amended by adding the following:

       (1.) In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2. SUB-ADVISORY AGREEMENT

       In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

       This Amendment shall become effective as of the date of this Amendment.

   IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                              METLIFE ADVISERS, LLC

                                              By: /s/ John F. Guthrie, Jr.
                                                  -----------------------------
                                                  John F. Guthrie, Jr.
                                                  Senior Vice President

                                              T. ROWE PRICE ASSOCIATES, INC.

                                              By: /s/ Darrell N. Braman
                                                  -----------------------------
                                                  Darrell N. Braman
                                                  Vice President